UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

Commission file number: 0-22773

NETSOL TECHNOLOGIES, INC.

(Exact name of small business issuer as specified in its charter)

nevada	95-4627685
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer NO.)

16000 Ventura Blvd., Suite 770, Encino, CA 91436

(Address of principal executive offices) (Zip Code)

(818) 222-9195 / (818) 222-9197

(Issuer’s telephone/facsimile numbers, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NTWK	NASDAQ

Item 4.01 Changes in Registrant’s Certifying Accountants

(a) Dismissal of Independent Registered Public Accountant

On May 6, BF Borgers CPA PC (“BF Borgers”) was dismissed as the independent registered public accounting firm of NetSol Technologies, Inc. (the “Company”). The Audit Committee and Board of Directors of the Company approved BF Borgers’ dismissal.

The reports of BF Borgers on the financial statements of the Company as of and for the fiscal years ended June 30, 2023 and 2022 did not contain any adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the Company’s fiscal years ended June 30, 2023 and 2022, and through May 6, 2024, the date of the dismissal of BF Borgers, (i) there were no disagreements with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to BF Borger’s satisfaction, would have caused BF Borger to make reference to the subject matter of the disagreement in connection with its reports on the financial statements of the Company for such years, and (ii) there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S−K.

The Company has provided BF Borgers with a copy of the foregoing disclosure and requested that BF Borgers furnish the Company with a letter addressed to the SEC stating whether it agrees with such disclosure. A copy of BF Borgers’s letter is attached hereto as Exhibit 16.1.

(b) Newly Appointed Independent Registered Public Accountant

On May 6, 2024, the Audit Committee and Board of Directors of the Company approved the appointment of Fortune CPA, Inc.(“Fortune”) to serve as the Company’s independent registered public accounting firm for the quarter ending March 31, 2024 and the year ending June 30, 2024. The effective date of Fortune’s appointment as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024 is May 6, 2024. During the fiscal years ended June 30, 2023 and 2022, and the subsequent interim period through May 6, 2024, neither the Company, nor anyone acting on the Company’s behalf, has consulted with Fortune regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, in any case where either a written report or oral advice was provided to the Company by Fortune that concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a “disagreement” (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
16.1	Letter from BF Borgers CPA PC addressed to the US Securities and Exchange Commission dated May 6, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETSOL TECHNOLOGIES, INC.

Date: May 6, 2024	/s/ Najeeb Ghauri
NAJEEB GHAURI
Chief Executive Officer

Date: May 6, 2024	/s/ Roger K. Almond
ROGER ALMOND
Chief Financial Officer

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